UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2021

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 26, 2021, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), as borrower; Duke Realty Corporation, an Indiana corporation (the “General Partner”), as general partner and guarantor; JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners, with JPMorgan Chase Bank, N.A. as Administrative Agent; Wells Fargo Bank, National Association as Syndication Agent; The Bank of Nova Scotia and Regions Capital Markets, a Division of Regions Bank, as Joint Lead Arrangers; The Bank of Nova Scotia, Barclays Bank PLC, Citibank N.A., Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, Regions Bank, Royal Bank of Canada, Truist Bank and U.S. Bank National Association as Documentation Agents; and the several banks, financial institutions and other entities from time to time parties thereto as lenders, entered into an Amended and Restated Revolving Credit Agreement (the “A&R Revolving Credit Facility”) pursuant to which the lenders thereunder agreed to extend the term of the Operating Partnership’s existing $1.2 billion unsecured revolving credit facility (the “Previous Revolving Credit Facility”) until March 31, 2025 with two six-month extension options. As amended, the A&R Revolving Credit Facility includes an uncommitted incremental facility, which allows the credit facility to be increased by up to $800 million. In addition, the A&R Revolving Credit Facility now bears interest at an annual rate equal to the applicable LIBOR, plus a facility fee of 0.775 percent (both of which are subject to a pricing grid for changes in the Operating Partnership’s credit rating). In addition, as part of the Operating Partnership’s commitment to corporate responsibility, the A&R Revolving Credit Facility includes an incremental reduction in borrowing costs if certain sustainability linked metrics are achieved each year. The A&R Revolving Credit Facility contains customary representations, covenants (including certain financial tests applicable to the Operating Partnership) and events of default. The lenders have the right to accelerate repayment of any outstanding loans or other obligations under the A&R Revolving Credit Facility upon the occurrence and during the continuance of an event of default under the A&R Revolving Credit Facility.

The General Partner has guaranteed all obligations of the Operating Partnership under the A&R Revolving Credit Facility pursuant to that certain Amended and Restated Guaranty entered into on March 26, 2021 (the “Guaranty”). Certain of the General Partner’s subsidiaries have also guaranteed the obligations of the Operating Partnership under the A&R Revolving Credit Facility pursuant to subsidiary guaranties, the form of which is attached to the A&R Revolving Credit Facility as Exhibit K.

The A&R Revolving Credit Facility replaces the Previous Revolving Credit Facility, which was entered into as of October 11, 2017, by and among the Operating Partnership, the General Partner, J.P. Morgan Chase Bank, N.A., Wells Fargo Securities, LLC, the Bank of Nova Scotia, Regions Capital Markets, A Division of Regions Bank and the several banks, financial institutions and other entities from time to time parties thereto as lenders. The Previous Revolving Credit Facility’s maturity date was January 30, 2022 with two six-month extension options.

The Operating Partnership presently expects that it would use the proceeds from any future borrowings under the A&R Revolving Credit Facility for general corporate purposes.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the description herein of the A&R Revolving Credit Facility and the Guaranty is qualified in its entirety, and the terms therein are incorporated herein, by reference to the A&R Revolving Credit Facility and the Guaranty filed, respectively, as Exhibits 10.1 and 10.2 hereto.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 regarding the replacement of the Previous Revolving Credit Facility is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the A&R Revolving Credit Facility and the Guaranty is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit Number	Description
10.1
Amended and Restated Revolving Credit Agreement, dated March 26, 2021, by and among Duke Realty Limited Partnership as borrower; Duke Realty Corporation as general partner and guarantor; JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC as Joint Lead Arrangers and Joint Book Runners, with JPMorgan Chase Bank, N.A. as Administrative Agent; Wells Fargo Bank, National Association as Syndication Agent; The Bank of Nova Scotia and Regions Capital Markets, a Division of Regions Bank, as Joint Lead Arrangers; The Bank of Nova Scotia, Barclays Bank PLC, Citibank N.A., Morgan Stanley Senior Funding, Inc., PNC Bank, National Association, Regions Bank, Royal Bank of Canada, Truist Bank and U.S. Bank National Association as Documentation Agents, and the several banks, financial institutions and other entities from time to time parties thereto as lenders

10.2	Amended and Restated Guaranty, dated March 26, 2021, by Duke Realty Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION
By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP
By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 29, 2021